TWELFTH AMENDMENT TO PURCHASE AGREEMENT

     This Twelfth Amendment to Purchase Agreement (the "Twelfth Amendment") dated the ___ of December, 2005, by and between AEI REAL ESTATE FUND XVIII LIMITED PARTNERSHIP, a Minnesota limited partnership of 1300 Wells Fargo Place, St. Paul, Minnesota ("Seller") and TEXAS TACO CABANA, L.P., a Texas limited partnership of 8918 Tesoro Drive, Suite 200, San Antonio, Texas 78217 ("Buyer").

                           RECITALS

      WHEREAS Seller and Buyer entered into a certain Purchase Agreement dated May 21, 2003 covering real property commonly known as 7339 San Pedro Avenue, San Antonio, Texas as more particularly described therein (the "Purchase Agreement"); and

      WHEREAS  by  First Amendment to Purchase Agreement  dated
July  18, 2003, the Seller and Buyer extended the Due Diligence
Period thirty (30) days to expire August 20, 2003; and

      WHEREAS  by Second Amendment to Purchase Agreement  dated
August  12,  2003,  the  Buyer  and  Seller  extended  the  Due
Diligence  Period  sixty (60) days beyond August  20,  2003  to
October 20, 2003; and

      WHEREAS  by  Third Amendment to Purchase Agreement  dated
October  16,  2003,  the  Seller and  Buyer  extended  the  Due
Diligence Period beyond October 20, 2003 to February 17,  2004;
and

      WHEREAS by Fourth Amendment to Purchase Agreement dated February 17, 2004, the Seller and Buyer, among other things extended the Due Diligence Period to April 16, 2004 and provided for two (2) additional, thirty (30) day extension periods beyond April 16, 2004; and

        WHEREAS by Fifth Amendment to Purchase Agreement dated June 10, 2004, the Seller and Buyer, among other things, extended the Due Diligence Period to September 16, 2004 and provided for two (2) additional, thirty (30) day extension periods beyond September 16, 2004; and

      WHEREAS by Sixth Amendment to Purchase Agreement dated November 9, 2004, the Seller and Buyer, among other things, extended the Due Diligence Period to January 17, 2005 and provided for three (3) additional, thirty (30) day extension period beyond January 17, 2005; and

      WHEREAS by Seventh Amendment to Purchase Agreement  dated
January 13, 2005, the Seller and Buyer, among other things, extended the Due Diligence Period to March 17, 2005; and

      WHEREAS by Eighth Amendment to Purchase Agreement dated March 4, 2005, the Seller and Buyer, among other things, extended the Due Diligence Period to May 16, 2005 and provided for two (2) additional thirty (30) day extension periods beyond May 16, 2005; and

      WHEREAS  by  Ninth Amendment to Purchase Agreement  dated
July 14, 2005, the Seller and Buyer, among other things, extended the Due Diligence Period to September 15, 2005; and

      WHEREAS  by  Tenth Amendment to Purchase Agreement  dated
September 8, 2005, the Seller and Buyer, among other things, extended the Due Diligence Period to October 15, 2005; and

      WHEREAS by Eleventh Amendment to Purchase Agreement dated October 13, 2005, the Seller and Buyer, among other things, extended the Due Diligence Period to December 15, 2005; and
     WHEREAS Buyer and Seller desire to amend the Purchase Agreement to extend the Due Diligence Period as more fully set forth hereinafter.

     NOW, THEREFORE, for and in consideration of the sum of ten and 00/100 Dollars ($10.00) the terms, conditions and mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree to amend the terms of the Purchase Agreement as follows:

     1. The introduction and Whereas paragraphs above are incorporated into this section by reference as if more fully set forth herein.

     2. All capitalized terms used herein shall have the same meaning as ascribed to them in the Purchase Agreement unless a contrary meaning is specifically set forth herein.

     3. Section 6 of the Purchase Agreement is hereby amended to extend the Due Diligence Period so that the Due Diligence Period shall now expire on March 31, 2006.

     4. All other dates in the Purchase Agreement that are dependent upon the Due Diligence Period shall be calculated based on the expiration date for the Due Diligence Period of March 31, 2006.

     5. Except as modified herein, all other terms, conditions, and covenants in the Purchase Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto signed this Twelfth Amendment.

                              TEXAS TACO CABANA, L.P.

                              By:  T.C.  Management,  Inc.,   A
                                   Delaware   corporation,   it
                                   general partner

                              By:   /s/ William E Myers
                              Name:     William E. Myers
                              Title:    Vice President


                              AEI   REAL   ESTATE  FUND   XVIII
                              LIMITED PARTNERSHIP

                              By:  AEI  Fund Management  XVIII,
                                   Inc.,       a      Minnesota
                                   corporation,  it   corporate
                                   general partner

                              By:   /s/ Patrick Keene
                              Name:     Patrick Keene
                              Title:    Chief Financial Officer